Exhibit 32.02

CERTIFICATION

I, Debi B. Halbert, the Chief Financial Officer of ProFutures, Inc., the general partner of ProFutures Diversified Fund, L.P., certify that (i) the Annual Report of ProFutures Diversified Fund, L.P. on Form 10-K/A for the period ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of ProFutures Diversified Fund, L.P.

                                         PROFUTURES DIVERSIFIED FUND, L.P.

                                         By:  ProFutures, Inc., General Partner

                                         By:  /s/ Debi B. Halbert

                                              ---------------------------------
                                              Debi B. Halbert
                                              Chief Financial Officer
                                              April 27, 2009